UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	440 Lincoln Street, Worcester, Massachusetts (Address of principal executive offices)	01653 (Zip Code)
(508) 855-1000 Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $.01 par value	THG	New York Stock Exchange
7 5/8% Senior Debentures due 2025	THG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Hanover Insurance Group, Inc. (the “Company”) held its annual meeting of shareholders on May 10, 2022 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders elected each of Kevin J. Bradicich, Theodore H. Bunting, Jr., Joseph R. Ramrath and John C. Roche to serve as a director in the class of directors whose terms expire at the 2025 annual meeting of shareholders, and Martin P. Hughes to serve in the class of directors whose terms expire at the 2024 annual meeting of shareholders, and until their successors are duly elected and qualified.  At the Annual Meeting, the Company’s shareholders also approved The Hanover Insurance Group 2022 Long-Term Incentive Plan, approved an advisory vote on executive compensation, and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent, registered public accounting firm for 2022.

The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

 Item 1 – Election of Directors

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Kevin J. Bradicich	29,087,337	482,261	17,950	1,290,081
Theodore H. Bunting, Jr.	28,907,663	659,072	20,813	1,290,081
Martin P. Hughes	29,119,825	448,936	18,787	1,290,081
Joseph R. Ramrath	28,081,912	1,487,097	18,539	1,290,081
John C. Roche	29,288,036	281,669	17,843	1,290,081

Item 2 – Approval of The Hanover Insurance Group 2022 Long-Term Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
26,220,903	3,342,546	24,099	1,290,081

Item 3 – Advisory Vote on Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,896,608	642,665	48,275	1,290,081

Item 4 – Ratification of Independent, Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained
30,004,699	858,328	14,602

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc. (Registrant)

Date: May 11, 2022	By:	/s/ Dennis F. Kerrigan
Dennis F. Kerrigan
Executive Vice President, General Counsel and Assistant Secretary

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